FORM 8-K


                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

        Date of Report (Date of earliest event reported): August 2, 2002
                            ------------------------


                             ASCENT ASSURANCE, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


DELAWARE                         1-8538                      73-1165000
----------------                --------------------      -------------------
(State of Other                 (Commission File Number)  (IRS Employer
Jurisdiction of Incorporation)                            Identification Number)


           110 WEST SEVENTH STREET, SUITE 300, FORT WORTH, TEXAS 76102
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (817) 878-3300
                ------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




                       This Form 8-K consists of 2 pages.



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Item 5.   Other Events

On August 2, 2002 the Company submitted the  certification  required pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 in connection with its Form 10-Q for the quarterly period ended June 30, 2002 which was filed with the Securities and Exchange Commission on July 31, 2002 .




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           ASCENT ASSURANCE, INC.


Dated:  August 2, 2002                     By:   /s/ Cynthia B. Koenig

                                                 Cynthia B. Koenig
                                                 Senior Vice President and
                                                   Chief Financial Officer